UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2010

Retractable Technologies, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-30885	75-2599762
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

511 Lobo Lane, Little Elm, Texas	75068-0009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 294-1010

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

A Rescheduled Special Meeting of the holders of Series IV Class B Convertible Preferred Stock of Retractable Technologies, Inc. was held on June 11, 2010.  Final voting results are shown below for the approved proposal to amend the Certificate of Designation, Preferences, Rights and Limitations of the Series IV Class B Convertible Preferred Stock.

Votes For	Votes Against	Abstentions	Broker Non-Votes
335,000	15,000	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 15, 2010	RETRACTABLE TECHNOLOGIES, INC.
(Registrant)

	BY:	/s/ Thomas J. Shaw
THOMAS J. SHAW
PRESIDENT AND CHIEF EXECUTIVE OFFICER